UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 3, 2003
                                                          -------------


                         Connectivity Technologies Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                            000-12113                    94-2691724
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(State or other jurisdiction of     (Commission File Number)     (IRS Employer Identification
incorporation)                                                   No.)



 c/o Brae Capital Corporation, 645 Madison Avenue, Suite 500, New York, NY 10022
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 212-758-8500
                                                            ------------


                                       N/A
                                       ---

             (Former name or address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.


On April 3, 2003, Connectivity Technologies Inc. (the "Corporation") was advised by its counsel that it would be impractical at the present time to commence legal proceedings to enforce the payment of certain Promissory Notes (the "Notes") held by the Corporation and issued by Rome Group, Inc. ("Rome") in the total unpaid principal amount of approximately $1,500,000. The Notes are subordinated to senior indebtedness of Rome held by Rome's lenders and such lenders have asserted rights under the subordinated documentation to prohibit payments on the Notes for the present.

No assurances can be given as to when, if ever, such payments may be resumed and after exploring various legal alternatives, the Corporation has concluded that legal proceedings to require payment at the present time would be unavailing.

The Notes constitute substantially all of the assets of the Corporation other than certain claims in aggregate amounts of less than $300,000. No assurances can be given that such claims will produce any cash. Management has substantially reduced the Corporation's cost of operations and intends to take all practicable steps possible to protect the residual value of the Notes for the benefit of the shareholders. However, unless additional sources of cash are located within a relatively near future, no assurances can be given as to the continued existence of the Corporation.

This Form 8-K contains statements that are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this Form 8-K that are not historical information are forward-looking statements. Such statements involve known and unknown risks and uncertainties, which may cause the operations, performance, development and results of the Company's business in future periods to differ materially from those suggested by the forward-looking statements. These risks and uncertainties include, among others:

- the possibility that continued payments on the Notes may be deferred indefinitely or forever;
- the possibility that claims held by the Corporation may be rejected or may produce little or no value;
-    the possibility that no additional sources of cash will be located;
- the possibility that the Corporation will be forced to liquidate either voluntarily or otherwise, or may be forced to seek protection under the bankruptcy laws.

In light of the risks and uncertainties, the Company cannot assure you that the forward-looking information contained in this Form 8-K will, in fact, transpire.

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CONNECTIVITY TECHNOLOGIES INC.
                                  (Registrant)



Dated:  April 7, 2003             By: /s/ William J. Bonadies
                                      ------------------------------------------
                                         William J. Bonadies
                                         President, Chief Executive Officer,
                                         Chief Financial Officer and
                                         Secretary